UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: April 20, 2000

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

      Colorado                      0-24768                     84-1123311
(State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)          File Number)               Identification No.)

            7100 E. Belleview Avenue, Englewood,  CO          80111
            (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events. Press release announcing the appointment of a new member to the Company's Board of Directors:

Exhibits

      Exhibit 99.1 Press release dated April 20, 2000 announcing the appointment of a new member to the Company's Board of Directors.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDIX RESOURCES, INC.

Date:  April 24, 2000                     By: /s/ Patricia Minicucci
                                              Executive Vice President